5


                 AGREEMENT FOR PURCHASE AND SALE

                        OF REAL PROPERTY


          THIS AGREEMENT, made as of the "Effective Date" (as defined in Section 16(g) below), by and between Harold's Stores Inc., an Oklahoma corporation, and Corner Properties, Inc., an Oklahoma corporation (hereinafter collectively referred to as "Seller"), and H.D. Investments, L.L.C., an Oklahoma limited liability company (hereinafter referred to as "Purchaser").

                      W I T N E S S E T H:

          WHEREAS, Seller desires to sell and Purchaser desires to purchase those two certain tracts of real property, including any buildings, structures and improvements located on such real property (but excluding any and all personal property, equipment, fixtures and inventory owned by Seller or its affiliates), located in the State of Oklahoma, County of Cleveland and City of Norman, being more particularly described in Exhibit A attached hereto and hereby made a part hereof, and being commonly known as 765 Asp Avenue and 770 Debarr Avenue, Norman, Oklahoma together with all and singular the rights, easements and appurtenances pertaining to such real property (hereinafter referred to as the "Property");

          NOW, THEREFORE, for and in consideration of the mutual covenants and benefits contained herein, Seller agrees to sell and Purchaser agrees to purchase all of Seller's right, title and interest in and to the Property on the following terms and conditions:

     1. Purchase Price. The purchase price of the Property shall be One Million Two Hundred Fifty Thousand and No/100 Dollars ($1,250,000.00). At the closing of the purchase and sale hereunder (hereinafter referred to as the "Closing"), the purchase price (less a credit for the Earnest Money, as hereinafter defined, and subject to the prorations set forth herein) shall be paid by Purchaser to Seller by wire transfer of immediately available funds into a bank account designated by Seller.

     2. Earnest Money. Within two (2) days after the Effective Date, Purchaser shall deliver to Cleveland County Abstract, at its office at 122 E. Eufaula, Norman, Oklahoma 73069 (hereinafter referred to as "Escrow Agent" or "Title Company") the sum of Twenty Five Thousand and No/100 Dollars ($25,000.00) by cashier's check or by wire transfer of immediately available funds as the earnest money. Such amount shall be referred to herein as "Earnest Money". If the Earnest Money is not deposited on a timely basis as provided herein, this Agreement at the sole option of Seller will terminate at Seller's election upon written notice to Purchaser. The Escrow Agent shall hold the Earnest Money in an interest bearing account and disburse the Earnest Money (which shall include any interest earned thereon) as herein provided.

     3.   Title; Survey.

               (a)  Title.

                    (i) Purchaser shall have until the expiration of thirty (30) days from the Effective Date to obtain from the Title Company, a commitment for title insurance (the "Purchaser's Commitment") and to notify Seller by written statement of all objections or defects, if any, to Seller's title to the Property, other than such encumbrances set forth on Exhibit B attached hereto (hereinafter referred to as the "Permitted Exceptions"). Failure of Purchaser to notify Seller of such objections or defects, if any, prior to the expiration said thirty (30) day period shall constitute a waiver of any objections or defects to Seller's title appearing of record as of the effective date of the Purchaser's Commitment, and any such objections or defects shall become Permitted Exceptions. If Purchaser should notify Seller of any such objections or defects prior to the expiration of said thirty (30) day period, Seller shall have the right either (x) to cure or remove any such objections or defects prior to Closing or (y) to notify Purchaser prior to Closing that Seller is unable or unwilling to cure such objections or defects.

                    (ii) In the event that Seller so notifies Purchaser pursuant to subsection (i) above that it is unable or unwilling to cure any objections or defects, then Purchaser shall have the option, exercisable within fifteen (15) days after such notification by Seller, of (x) waiving such objections or defects and agreeing to take title to the Property subject to such objections or defects without any adjustment to or deduction from the purchase price or (y) terminating this Agreement by notice to Seller and Escrow Agent, in which latter case the Escrow Agent shall return the Earnest Money (less $100.00 which shall be delivered to Seller in consideration for entering into this Agreement) to Purchaser, whereupon neither party shall have any further rights, duties, obligations or liabilities hereunder, except for Purchaser's indemnifications contained in Sections 4 and 6 below. Nothing contained herein shall waive or limit Purchaser's rights to object to any title objections or defects appearing of record after the effective date of Purchaser's Commitment.

               (b) Survey. During the Inspection Period (as hereinafter defined), Purchaser may, at its sole option and expense, cause an accurate  boundary  and  physical survey  of  the  Property  (the
"Survey") to be prepared by a land surveyor or engineer  licensed
in  the  State in which the Property is located.    In the  event
Purchaser obtains such Survey it shall provide Seller with a copy thereof, at no expense to Seller, within ten (10) days after obtaining the Survey.

     4.   Inspection Period.

               (a) Purchaser, its agents, employees, independent contractors and representatives shall have the right until the date which is thirty  (30)  days  after  the Effective  Date  (the  "Inspection
Period") to enter the Property for the purpose of inspecting  and examining  the  Property,  and  for  the  purpose  of  any  other examinations  that Purchaser may deem necessary  or  appropriate, including preparation of the Survey. Purchaser shall give  Seller reasonable  advance  notice  of  the  specific  days,  times  and purposes for which Purchaser, and/or its agents, contractors  and employees  will enter the Property. Purchaser shall not interfere with  Seller's  business  operations conducted  at  the  Property during  such  entries  and Purchaser shall comply  with  Seller's reasonable  requests pertaining to such entries.  Notwithstanding any provision contained in this Agreement to the contrary, in the event  that  Purchaser determines that the results of Purchaser's inspection  and  examination of the Property,  in  the  sole  and absolute discretion of the Purchaser, have not been satisfactory,
then   Purchaser  may  elect  to  terminate  this  agreement   by
delivering written notice of such termination to Seller prior  to
the   expiration  of  the  Inspection  Period.   Upon  any   such
termination, the sum of $100 of the Earnest Money shall be paid to Seller in full consideration of the rights granted to Purchaser under this agreement and the balance of the Earnest
Money shall be promptly returned to Purchaser, whereupon this Agreement shall then become null and void, and neither Purchaser nor Seller shall have any further duty, obligation, or liability whatsoever under this Agreement. If Purchaser fails to terminate this Agreement as provided in this paragraph, Purchaser shall be deemed to have elected to purchase the Property "as-is" (other than the warranties of title contained in the special warranty deed), and will have no further right to terminate this Agreement except as otherwise expressly provided herein.

               (b) Purchaser hereby agrees to repair any damage, at its sole cost and expense, caused by Purchaser, it agents, employees, contractors, representatives and/or invitees and Purchaser hereby indemnifies  and holds Seller harmless from and against  any  and all  loss,  liability, cost, judgment, claim  expense  or  damage
(including  but not limited to attorneys' fees and  expenses  and court costs) arising from the actions of Purchaser or its agents, employees, contractors, representatives and/or invitees  pursuant
to   this   Section  4.   Notwithstanding  any  other  provisions
contained in this Agreement, the indemnity contained herein shall survive the Closing or any cancellation or termination of this Agreement.

               (c) Within seven (7) days after the Effective Date, Seller agrees to provide Purchaser, but only to the extent Seller has same readily available and in its possession, copies or originals of the following items:

                    (i)     a survey of the Property
(ii)   a site plan of the Property
                    (iii) the plans and specifications for any buildings constructed on the Property
                    (iv)  the most recent real estate tax bills for the Property
                    (v)    an appraisal of the Property
(vi)  the Certificate of Occupancy for the Property
                    (vii)     any title insurance policies covering the Property
                    (viii)    any abstracts of title to the Property

Seller makes no warranty or representation as to whether or not Seller has any of such items or whether or not same are readily available, nor does Seller make any warranty or representation as to the factual content of the above items or the accuracy of any matters contained or set forth in such items if Seller does provide them to Purchaser. In the event the transaction contemplated by this Agreement fails to close for any reason, Purchaser shall return all of the items provided to Purchaser by Seller hereunder within five (5) days after written request from Seller.


     5.   Closing and Closing Date.

               (a)   The  Closing  shall occur on  the  thirtieth
(30th) day after the expiration of the Inspection Period at the offices of Escrow Agent or on such earlier date or location as may be mutually agreed to by the parties hereto. At Closing each party shall execute and deliver all documents necessary to effect and complete the Closing, including but not limited to, the documents expressly referred to in this Section 5 and in Section 16 (j). In the event that the lease referred to in Section 16 (j) has not been agreed to and is not executed for any reason by Purchaser and Seller at Closing, Seller or Purchaser may terminate this Agreement, whereupon the Earnest Money shall be returned to Purchaser and the parties shall have no further rights or obligations hereunder, except as may specifically survive such termination.

               (b)  At Closing, Purchaser shall:

                    (i) pay the purchase price, less a credit for the amount of the Earnest Money, referred to in Section 4(d) and all sums prorated hereunder, and Escrow Agent shall pay the Earnest Money and all interest earned thereon, if any, to Seller;

                    (ii) Intentionally Deleted


               (c) At Closing, Seller shall execute and deliver to Purchaser:

                    (i)     an  Oklahoma  standard  form  special
warranty  deed  prepared  by  the  Title  Company  conveying  the
Property   to  Purchaser  subject  to  the  Permitted  Exceptions
thereto, at Seller's expense;

                    (ii) Intentionally Deleted

                    (iii)       an  owner's  affidavit  in   form
reasonably acceptable to Purchaser's title insurer to cause a standard Owner's policy of title insurance to be issued;

                    (iv)  an  affidavit stating Seller's  federal
income tax identification number and certifying that Seller is not a "foreign person" within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended; and


               (d)  At Closing, Purchaser shall pay the entire premium for
Purchaser's  owner's  title insurance  policy,  as  well  as  all recording  fees,  the  cost  of any  endorsements,  deletions  or modifications of the owners title policy, any survey  costs,  all costs  related  to  Purchaser's inspection of  the  Property  all escrow,  abstracting and other fees charged by the Title Company, the  cost of all documentary stamps and documentary stamp  taxes, the  cost of all revenue stamps, all recording fees and all costs incurred  in connection with any financing obtained by  Purchaser in  connection  with its purchase of the Property and  the  other charges  typically  paid by purchasers in  transactions  of  this nature  in  the City and State in which the Property is  located.
Real   estate  ad  valorem  taxes  and  any  special  assessments applicable to the Property for the year of sale shall be prorated as of the date of Closing based upon the actual tax bills for the current year, if available; provided, however, that if tax  bills for  the  current year are not available, taxes will be  prorated based  upon the tax bills for the year immediately preceding  the year  of  sale, and the parties agree that in such event the  tax prorations  used  at Closing shall be final. Notwithstanding  any provision contained herein to the contrary, any tax or roll  back of  taxes imposed because of a change in use or ownership of  the
Property shall be the responsibility of the Purchaser.   Each  of
Purchaser and Seller shall pay its own attorney's fees and expenses.

      6. Brokerage Commission. At Closing, Purchaser agrees to pay a brokerage commission to Equity Realty, Inc. (said party being hereinafter referred to as "Broker") pursuant to a separate commission agreement between Purchaser and Broker. Seller shall have no responsibility with respect to the payment of any brokerage fee and Purchaser agrees to indemnify and hold Seller harmless from all claims, losses, liabilities and expenses (including but not limited to attorneys' fees and court costs) which Seller may incur on account of any claim which may be asserted against Seller, whether or not meritorious, by any broker (including but not limited to Broker) or any other person in connection with any commission due or alleged to be due as a result of the transaction contemplated hereby.

     7.   Earnest Money, Default and Remedies.

               (a) The Earnest Money shall be held in an interest bearing account and disbursed by Escrow Agent as herein provided. If the Closing does not occur because of Purchaser's default, then Seller may elect as its sole and exclusive remedy hereunder to require Escrow Agent to promptly disburse the Earnest Money to Seller as Seller's full and complete liquidated damages for such default. Purchaser and Seller acknowledge and agree that it is impossible to estimate more precisely the damages which might be suffered by Seller upon such default, that said provision for liquidated damages is reasonable in light thereof, and that said provisions for liquidated damages are not a penalty. Notwithstanding the foregoing, Seller shall be entitled to avail itself of any and all remedies at law or in equity to enforce Purchaser's indemnity contained in Section 4 and 6 hereof.

               (b) If the Closing does not occur because of Seller's default, Purchaser may, as its sole and exclusive remedy hereunder, either (i) avail itself of the remedy of specific performance, or (ii) terminate this Agreement by written notice to Seller and Escrow Agent, in which latter case Escrow Agent shall disburse the Earnest Money to Purchaser, whereupon no party shall have any further rights, duties, obligations or liabilities hereunder except as provided in Sections 4 and 6 hereof. Purchaser waives all other rights it may have at law or in equity against Seller because of a default by Seller, and in no event shall Seller be liable to Purchaser for damages.

               (c) If the purchase and sale of the Property is closed, the Earnest Money shall be paid by Escrow Agent to Seller at Closing and credited to the purchase price for the Property.

     8. Purchaser's Work Product. Should the Closing not occur for any reason, Purchaser agrees to deliver to Seller, at Seller's request and without cost to Seller, all tests, surveys, studies, reports, plats and sketches, and any other similar site-related information and documents which Purchaser has obtained or developed

     9. Notices. All notices required or permitted to be given hereunder shall be in writing, signed by the party giving such notice or its attorney at law, and shall be deemed to be delivered, whether or not actually received, (i) when personally delivered by commercial courier service or other messenger; (ii) when the same has been deposited with a commercial overnight delivery service, for delivery on the next business day; or (iii) when transmitted by facsimile during customary business hours, as evidenced by a confirmed receipt. For purposes of notice, the addresses of the parties are as follows:

     Seller:                       Harold's Stores, Inc.
                                   P.O. Box 2970
                              Norman, OK 73070
                              Attn: Jodi Taylor, CFO
                              Fax #: 405-366-2538

     With a copy to:               Harold's Stores, Inc.
                              3290 Northside Parkway
                              Suite 250
                              Atlanta, Georgia 30327
                              Attn: Jackie Wammock
                              Fax # 678-553-4001

     Purchaser :                   H.D Investments, L.L.C.
                              c/o Hal Smith Restaurant Group
                              1800 N. Interstate Drive, No. 200
                              Norman, Oklahoma 73072
                              Attn: David Brauckmann
                              Fax #:

     Escrow Agent:                 Cleveland County Abstract
                              122 E. Eufaula
                              Norman, Oklahoma 73069
                              Attn: _________________
                              Fax #: (405) 360-6073


     10. Damage or Condemnation. Risk of loss resulting from any condemnation or eminent domain proceeding and risk of loss to the Property due to fire, flood or any other cause prior to the Closing, shall remain with Seller. If prior to the Closing the Property or any portion thereof shall be damaged, or if the Property or any portion thereof shall be subject to a threat of condemnation or shall become the subject of any proceedings, judicial, administrative or otherwise, with respect to the taking by eminent domain or condemnation, Seller shall immediately notify Purchaser thereof after receipt of notice thereof by Seller, but in any event prior to Closing, and at its option, Purchaser may elect within thirty (30) days after receipt of such notice, to terminate this Agreement or to proceed to Closing. If the Closing Date is within the aforesaid thirty (30) day period, then Closing shall be extended to the next business day following the end of said thirty (30) day period. If Purchaser does not elect to terminate this Agreement, and in any event if the damage or taking is not material, this Agreement shall remain in full force and effect and the purchase contemplated herein, less any interest taken by eminent domain or condemnation, shall be effected with no further adjustment, and upon the Closing of this purchase, Seller shall assign, transfer and set over to Purchaser all of the right, title and interest of Seller in and to any awards that have been or that may thereafter be made for such taking, and Seller shall assign, transfer and set over to Purchaser any insurance proceeds that have been or may thereafter be paid for such damage or destruction, giving Purchaser a credit at Closing for any deductible under such insurance policies. If Purchaser elects to purchase after receipt of such a notice, all actions taken by Seller with regard to eminent domain or damage or destruction of the Property, including without limitation negotiations, litigation, settlement, appraisals, and appeals shall be subject to the approval of Purchaser, which approval shall not be unreasonably withheld.

     11.  Escrow Agent.

               (a) Except as expressly set forth in this Agreement, Escrow Agent shall have no obligation to take any action or perform any act other than to receive and hold the Earnest Money delivered by Purchaser pursuant to this Agreement and to deliver same in accordance with the terms and conditions of this Agreement.

               (b)   Escrow  Agent agrees to perform  the  duties
herein required of it to the best of its ability and to the end that the interests of Purchaser and Seller may be adequately and effectively protected. Escrow Agent shall not be answerable, liable or accountable except for its own bad faith, willful misconduct or negligence. Escrow Agent shall not be under any obligation to take any action toward the execution or enforcement of the rights or interests of Purchaser or Seller under this Agreement, whether on its own motion or on the request of any other person or entity, whether or not a party hereto. Escrow Agent is authorized to act on any document believed by it in good faith to be genuine and to be executed by the proper party or parties, and will incur no liability by so acting. Seller and Purchaser agree to indemnify and hold harmless Escrow Agent from any and all claims, actions, damages, demands and judgments from or to Seller, Purchaser, or third parties, arising out of any act or omission of Seller or Purchaser and not caused by bad faith, willful misconduct or negligence of Escrow Agent.

               (c) Escrow Agent shall be obligated to perform such duties and only such duties as are herein set forth, and no implied duties or obligations shall be read into this Agreement.

               (d) If this Agreement shall be terminated by the mutual written agreement of Seller and Purchaser, or if Escrow Agent shall be unable to determine at any time to whom the Earnest Money should be paid, or if a dispute shall develop between Seller and Purchaser concerning to whom the Earnest Money should be paid, then in any such event, Escrow Agent shall deliver the Earnest Money in accordance with the joint written instructions of Seller and Purchaser. In the event that such written instructions shall not be received by Escrow Agent within ten (10) days after Escrow Agent has served a written request for such instruction upon Seller and Purchaser, then Escrow Agent shall pay the Earnest Money into a court of competent jurisdiction and interplead Seller and Purchaser in respect thereof, and thereafter Escrow Agent shall be discharged of any further obligations in connection with this Agreement except those arising from or related to Escrow Agent's bad faith, willful misconduct, or negligence.

               (e) Escrow Agent shall not be responsible for: (i) the sufficiency or correctness as to the form, execution or the validity of this Agreement; or (ii) the identity, authority or right of any person executing any notice or document given to Escrow Agent.

     12. Seller's Representations and Covenants. Seller makes the following representations and covenants to Buyer:

               (a) Seller has all necessary power and authority to execute, deliver and perform this Agreement and to complete the transaction provided for herein and any required consents from third parties to Seller's execution, delivery or performance of this Agreement have been obtained.

               (b) Seller is not a "foreign person" within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended.

               (c) No person, firm or entity has any rights in or rights to acquire all or any part of the Property, and there is no outstanding agreement to sell or lease all or any part of the Property to any other person, firm, or entity.

               (d) Seller is not a party to any litigation or other proceeding, nor to the best of Seller's knowledge, is any such litigation or proceeding threatened, which relates to the Property or Seller's right to sell the Property.

               (e)   There  are no pending, nor to  the  best  of
Seller's   knowledge  threatened  or  contemplated,  condemnation
proceedings affecting the Property.

               (f) At Closing, Seller shall convey to Purchaser (by special warranty deed) fee simple title to the Property free and clear of
all   liens,  easements,  restrictions,  encumbrances  or   other
limitations, other than ad valorem taxes not yet due and the, Permitted Exceptions.

               (g) To the best of Seller's knowledge, there are no Hazardous Substances on, in, or under the Property in violation of
applicable   Environmental  Law.   As  used  herein,   the   term
"Hazardous Substance" means any substance or material defined  or designated  as  a  "Hazardous Substance" under any  Environmental
Law.   As  used  herein, the term "Environmental Law"  means  any applicable  federal or state law, rule or regulation relating  to
pollution   or  protection  of  the  environment  or  actual   or
threatened   releases,   discharges,  or   emissions   into   the
environment.

               (h) To the best of Seller's knowledge, there are currently no special assessments affecting the Property.

     EXCEPT AS PROVIDED IN (a) THROUGH (h) ABOVE, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE PROPERTY OR ANY INFORMATION DELIVERED BY SELLER TO PURCHASER IN CONNECTION WITH THE PROPERTY. PURCHASER IS PUCHASING THE PROPERTY "AS IS", WITH ALL FAULTS AND DEFECTS KNOWN OR UNKNOWN, LATENT OR PATENT, WITHOUT ANY REPRESNTATION OR WARRANTY, ORAL OR WRITTEN, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, HABITABILITY, MERCHANTABILITY, SUITABILITY OR QUALITY, AND IN SOLE RELIANCE ON PURCHASER'S OWN INDEPENDENT INSPECTION, INQUIRY AND/OR INVESTIGATION. SPECIFICALLY, SELLER IS NOT MAKING AND SPECIFICALLY DISCLAIMS ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OR REPRESENTATIONS AS TO MATTERS OF TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE SET FORTH IN THE SPECIAL WARRANTY DEED TO BE DELIVERED AT CLOSING), ZONING, PLATTING, SUBDIVISION, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITIONS, AVAILABILITY OF ACCESS, INGRESS OR EGRESS, VALUATION, GOVERNMENTAL APPROVALS, GOVERNMENTAL REGULATIONS OR ANY OTHER MATTERS OR THINGS RELATING TO OR AFFECTING THE PROPERTY INCLUDING, WITHOUT LIMITATION: (I) THE VALUE, CONDITION, MERCHANTABILITY, MARKETABILITY, PROFITABILITY, SUITABILITY OR FITNESS FOR A PARTICUALAR USE OR PURPOSE OF THE PROPERTY (II) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS INCORPORATED INTO ANY OF THE PROPERTY, (III) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (IV) ANY INFORMATION DELIVERED BY SELLER TO PURCHASER IN CONNECTION WITH THE PROPERTY. PURCHASER IS ACQUIRING THE PROPERTY ON THE BASIS OF ITS OWN INDEPENDENT INSPECTIONS, INQUIRIES AND/OR INVESTIGATIONS AND NOT AS A RESULT OF ANY WARRANTIES OR REPRESENTATIONS OF SELLER. PURCHASER REPRESENTS THAT IT IS A KNOWLEDGEABLE PURCHASER OF REAL ESTATE AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF PURCHASER'S CONSULTANTS, AND THAT PURCHASER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY UPON
     THE SAME, AND UPON CLOSING SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INSPECTION AND INVESTIGATIONS. THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS, COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER, ANY AGENT OF SELLER ANY THIRD PARTY, SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. THE TERMS AND CONDITIONS OF THIS PARAGRAPH SHALL SURVIVE THE CLOSING AND NOT MERGE THEREIN.


     13. Conditions to Closing. In addition to the other conditions set forth herein, the obligations and liabilities of Purchaser hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing, any of which may be waived by written notice from Purchaser to Seller:

               (a) Seller has substantially complied with and otherwise substantially performed each of the covenants and obligations of Seller set forth in this Agreement.

               (b) All representations and warranties of Seller as set forth in this Agreement shall be in all material respects true and correct as of the Closing Date.

     14. Assignment. This Agreement may be assigned one time prior to Closing by Purchaser. Thereafter, this Agreement shall not be assigned without the prior written consent of Seller,

     15. Survival of Provisions. Unless otherwise expressly provided herein, all of the warranties, representations and indemnities herein shall not survive the Closing and the delivery of the deed and the other documents but shall be deemed to merge into such deed and documents.

     16.  Miscellaneous.

               (a)   Entire  Agreement.  This Agreement  embodies
the entire agreement between the parties and cannot be waived or amended except by written agreement. Purchaser has not been induced by and has not relied upon any information, representations, warranties or statements, whether oral or written or express or implied, made by Seller or by any broker or any other person representing or purporting to represent Seller, which are not expressly set forth in this Agreement.

               (b) Time of Essence. Time is of the essence of this Agreement.

               (c) Successors and Assigns. This Agreement shall be binding upon Seller and Purchaser and their respective successors, successors-in-title and permitted assigns.

               (d)   Applicable  Law.   This  Agreement  and  all
rights,   duties   and   responsibilities  hereunder   shall   be
interpreted and construed in accordance with the laws of the State in which the Property is located.

               (e) Time Periods. If the time period by which any right, option or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a day other than a business day, then such time period shall automatically be extended through the close of business on the next business day.

               (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same instrument.

               (g) Effective Date. The effective date of this Agreement (the "Effective Date") shall be the later of the dates on which this Agreement shall have been fully executed by both Purchaser and Seller as indicated by the dates appearing beneath their respective signatures.

                 (h) Title Examination. PURCHASER HEREBY ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT IT SHOULD OBTAIN IN CONNECTION WITH THE PURCHASE OF THE PROPERTY A POLICY OF TITLE INSURANCE OR SHOULD HAVE AN ABSTRACT OF TITLE TO THE PROPERTY EXAMINED BY AN ATTORNEY OF ITS CHOICE. BY PURCHASER'S EXECUTION OF THIS AGREEMENT, PURCHASER ACKNOWLEDGES THAT PURCHASER HAS BEEN SO ADVISED.

                (i) Tax Deferred Exchange. Seller and Purchaser each hereby acknowledges that the other party may desire to convey the Property as part of an Internal Revenue Code Section 1031 tax deferred exchange and that either Seller's or Purchaser's rights under this Agreement may be assigned to a qualified intermediary for the purpose of completing such exchange. Seller and Purchaser each agree to cooperate with the other party and such intermediary in a manner reasonably necessary or desirable to effect such exchange; provided however.
(a) no party shall be required to acquire title to any property other than the Property (b) neither Purchaser nor Seller shall incur any additional liability or expense as a result of such exchange (c) such tax deferred exchange shall not result in any delay of Closing and (d) the party requesting a tax deferred exchange hereby indemnifies and holds harmless the other from any loss, cost, damage or expense (including reasonable attorney's fees) relating to such tax deferred exchange.

                (j) Lease. Seller and Purchaser recognize and agree that this Agreement is part of a sale lease back transaction in which Seller is "leasing back" a portion of the Property being sold to Purchaser hereunder. This Agreement is expressly contingent on Seller and Purchaser executing a lease substantially in the form attached hereto as Exhibit C (the "Lease") prior to the expiration of the Inspection Period. In the event Seller and Purchaser have not agreed upon the final form and terms of the Lease and executed it by the end of the Inspection Period, either party, at any time prior to both parties' subsequent agreement to the form and terms and execution of the Lease, may terminate this Agreement by giving the other party written notice thereof.

               (k) GE Early Termination Fee. Notwithstanding any provision in this Agreement to the contrary, in addition to the costs and fees which are the responsibility of Purchaser pursuant to Section 5 (d), Purchaser shall also be responsible for paying, at Closing, any prepayment fees and early termination fees up to Fifty Thousand and No/100 Dollars ($50,000.00) required in connection with the release of the first lien mortgage on the Property held by General Electric Capital Business Asset Funding Corporation.

               (l)  Business Day.  As used herein the term
"business day" shall mean any day other than a Saturday, Sunday or any day on which commercial banks in Norman, Oklahoma, are required or permitted by law to be closed

                (m) Costs and Attorneys Fees. Should either the Purchaser or the Seller employ an attorney or attorneys to enforce any of the terms and conditions hereof, or to protect any right, title, or interest created or evidenced hereby, the nonprevailing party in any action pursued in courts of competent jurisdiction shall pay to the prevailing party all reasonable costs, damages, and expenses, including attorneys fees, expended or incurred by the prevailing party.

          IN WITNESS WHEREOF, the parties have executed and delivered this Agreement under seal as of the date and year first above written.


                                SELLER:

                               Harold's Stores, Inc.


                              By:
                                  Name:
                                  Its: Vice President


                              Corner Properties, Inc.


                              By:
                              ___________________________________
                              __
                                  Name:
                              _________________________________
                                  Its: Vice President

                              Date Executed:



                                PURCHASER:

                              H.D. Investments, L.L.C.


                              By:
                                  Name:
                              ________________________________
                                  Its: Manager


                              Date Executed:





The undersigned hereby executes the Agreement solely for the purpose of evidencing consent to act as Escrow Agent hereunder and to acknowledge receipt of the Earnest Money:

ESCROW AGENT/TITLE COMPANY
Cleveland County Abstract


By:
    Name:
    Title: Vice President

Date: _______________________________

                            EXHIBIT A


Lots  49-51  Block  2  of Larsh's University  Addition,  City  of
Norman, Cleveland County, Oklahoma (765 Asp Avenue)


Lots 35-39 and Part of Lot 40, Block 2, of Larsh's University
Addition, City of Norman,
Cleveland County, Oklahoma (770 DeBarr Avenue)




                            EXHIBIT B
                      PERMITTED EXCEPTIONS

1. Taxes, dues and assessments for the year 2005, and subsequent years, not yet due and payable.

[Create list of exceptions based upon exceptions to coverage contained in the existing title policy.]